Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 8 — Income Taxes

The Company recorded a net deferred tax asset as follows:

	December 31, 2011	December 31, 2010
Organization costs	$38,299	$41,075
Acquisition costs	31,388	6,338
Net operating loss	413,174	47,913

Gross deferred tax asset	482,861	95,326

Valuation allowance	(482,861)	(95,326)

Net deferred tax asset	$—	$—

Management determined that it is more likely than not that the Company will not realize the tax benefits associated with its deferred tax assets and has therefore recorded a full valuation allowance. The effective tax rate of zero differs from the statutory rate of 34% due to the establishment and increase of the valuation allowance.